UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Ridgmar Centre

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

(Address of principal executive offices)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2016, Approach Resources Inc. (the “Company) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) by and among the Company, the guarantors named therein (the “Guarantors”) and Wilmington Trust, National Association, as successor trustee under the Indenture (as defined below) (the “Trustee”). The Second Supplemental Indenture is a supplement to the Indenture, dated as of June 11, 2013 (the “Base Indenture”), by and among the Company, the guarantors party thereto and the Trustee, as supplemented by the First Supplemental Indenture, dated as of June 11, 2013 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), which governs the Company’s 7.00% Senior Notes due 2021 (the “Notes”).

The Second Supplemental Indenture was entered into in connection with the Exchange Agreement (the “Exchange Agreement”), dated as of November 2, 2016, by and between the Company and Wilks Brothers, LLC, a Texas limited liability company (“Wilks”), and SDW Investments, LLC, a Texas limited liability company (“SDW”, and collectively with Wilks, the “Noteholders”) (previously reported in the Company’s Current Report on Form 8-K dated November 2, 2016 and incorporated by reference herein), pursuant to which the Noteholders (representing in excess of a majority of the outstanding Notes) consented to certain amendments (the “Amendments”) to the Indenture which will, among other things, effective upon and subject to the occurrence of the “Closing,” as defined in the Exchange Agreement (the “Operative Time”), (i) eliminate certain definitions and references to definitions contained in Section 201 of the First Supplemental Indenture; (ii) eliminate and revise, as applicable, certain Events of Default contained in Section 601 of the First Supplemental Indenture; (iii) eliminate certain conditions to consolidation, merger, conveyance, transfer or lease contained in Section 901 of the First Supplemental Indenture; (iv) eliminate certain covenants contained in Article XI of the First Supplemental Indenture, including substantially all of the restrictive covenants set forth therein; and (v) supplement and amend the Notes and the Securities Guarantees, as and to the same extent as the Indenture has been amended and supplemented in accordance with the preceding clauses (i), (ii), (iii) and (iv). In the event that the Exchange Agreement is terminated without the Closing having occurred, the Amendments will not become effective and operative, and the Second Supplemental Indenture shall immediately upon such termination be of no further force or effect.

The foregoing description of the Second Supplemental Indenture is only a summary of, and is qualified in its entirety by reference to, the full text of the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 3.03.	Material Modification to Rights of Securityholders.

The information set forth under Item 1.01 of this report is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included as a part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of December 20, 2016, by and among Approach Resources Inc., the guarantors named therein and Wilmington Trust, National Association, as successor trustee under the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

Date: December 22, 2016	By:	/s/ Josh E. Dazey
		Name:	Josh E. Dazey
		Title:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of December 20, 2016, by and among Approach Resources Inc., the guarantors named therein and Wilmington Trust, National Association, as successor trustee under the Indenture.